June 30, 2009

DREYFUS INSTITUTIONAL MONEY MARKET FUND

- MONEY MARKET SERIES

     Supplement to Prospectus dated May 1, 2009

     The Board of Trustees of Dreyfus Institutional Money Market Fund has approved the liquidation of the Money Market Series (the “Fund”), effective on or about August 31, 2009 (the “Liquidation Date”). Accordingly, effective on or about July 1, 2009, no new or subsequent investments in the Fund will be permitted, except that participants in group retirement plans (and their successor plans) as well as certain qualified sweep accounts will continue to be able to invest in the Fund, provided that the Fund was established as an investment option prior to the closing date.

0179S0609